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                                                               EXHIBIT 10K

Amended list of Executive Vice Presidents who have entered into termination agreements with the Company (a form of such agreement was filed as Exhibit 10L of the Company's Annual Report on Form 10-K for the year ended December 31, 1990):

          Michael F. Dacey

          A. Wright Elliot

          E. Michel Kruse

          Arjun K. Mathrani

          Kathylynn O'Donnell

          John V. Scicutella

          L. Edward Shaw, Jr.






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